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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15d OF THE
                        SECURITIES EXCHANGE ACT OF 1934



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
           Date of Report (Date of earliest event reported) April 15, 2004
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                          WILMINGTON TRUST CORPORATION
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             (Exact name of registrant as specified in its chapter)

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                         Commission File Number 1-14659

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
              Delaware                                               51-0328154
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(State or other jurisdiction of incorporation)          (IRS Employer Identification Number)




Wilmington Trust Corporation
Rodney Square North
1100 North Market Street
Wilmington, Delaware                                                    19890
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(Address of principal executive offices)                             (Zip Code)

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       Registrant's telephone number, including area code:


                                 (302) 651-1000
                                 --------------

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         (Former names or former address, if changed since last report)



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Item  5. Other Events

      On April 15, 2004, the Board of Directors of Wilmington Trust Corporation (the "Corporation") approved a transaction that would accelerate the earnout payments to which the minority owners of Balentine Delaware Holding Company, LLC (the "LLC") are entitled in 2005, 2006 and 2007. The Corporation initially acquired 80% of the limited liability company interests in the LLC in 2002.

      In addition, in the proposed transaction, the Corporation would purchase the remaining limited liability company interests in the LLC from the minority owners. As a result, the LLC would become a wholly-owned subsidiary of the Corporation. The LLC's financial statements already are consolidated with those of the Corporation.

      Payment for the earnout will be in the form of restricted stock of the Corporation that may not be sold for at least three years and that represents less than two percent of the Corporation's outstanding stock. Payment for the remaining limited liability company interests in the LLC will be in the form of a cash payment to be made at closing.

      Closing will be subject to documentation of the transaction and the satisfaction of several customary conditions. Employment agreements already in place with LLC's principals will continue, and all of its employees will continue in their current capacities.

      The LLC, headquartered in Atlanta, Georgia, performs investment consulting services for institutional and individual clients and specializes in its "manager of managers" program. The firm has a staff of 50 and, as of March
31, 2004, had nearly $5.7 billion in assets under advisement.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WILMINGTON TRUST CORPORATION

Dated:  April 23, 2004
                                    By:    /s/ David R. Gibson
                                           -------------------------------------
                                    Name:  David R. Gibson,
                                    Title: Executive Vice President and
                                           Chief Financial Officer



                                           (Authorized Officer and Principal
                                           Financial Officer)



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